SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – February 23, 2022

MYSON, INC.

(Exact name of registrant as specified in its charter)

0-56333

Commission File Number

            Oklahoma

       87-1614433

(State or other Jurisdiction of

(I.R.S. Employer-

Incorporation or Organization)

Identification No.)

3625 Cove Point Drive, Salt Lake City, UT 84109

(Address of principal executive offices, including zip code)

(801) 209-0740

(Registrant's Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class

Trading Symbol(s)         Name of each exchange on which registered

Common Stock

MYSN

OTC Link

Par $.00001

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

                                         Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 -- Other Events

Item 8.01. Other Events

As stated in the Registrant’s Registration Statement on Form 10, the Registrant’s Board of Directors has resolved to effect a one-for-10,000 reverse split of the Registrant’s Common Stock, and the shareholders have ratified such reverse split. The reverse split will be reflected in the trading markets on Wednesday, February 24, 2022. The Registrant’s trading symbol will be MYSND for 20 business days, after which it will revert back to MYSN.

Shareholders will not be required to exchange their certificates. The Registrant’s CUSIP number will change from 628635 10 4 to 628635 20 3, but the trading symbol for the Common Stock will not permanently change. Our transfer agent, Transfer Online, will be issuing all of the post-split shares in book entry form unless physical certificates are requested by the shareholder. Shareholders with pre-split shares held in book-entry form or through a bank, broker, custodian or other nominee are not required to take any action and will see the effect of the reverse stock split reflected in their accounts. Beneficial holders should contact their bank, broker, custodian or other nominee with any questions regarding their procedures in connection with the reverse stock split.

As a result of the reverse stock split, the total number of shares of Common Stock of record will be 133,261, including 65,729 shares which are restricted under Rule 144. The former number includes 1,355 shares in street name; this number, and the total number of shares outstanding, is expected to increase due to share rounding in the reverse stock split. The officer and director of the Registrant holds 1,000 shares of Series A Convertible Preferred Stock, which is convertible at any time at his discretion into 10,00,000 shares of Common Stock but has the voting rights of 100,000,000 shares of Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on May 23, 2022.

MYSON, INC.

/s/ G. Reed Petersen President, Director, Secretary, and Treasurer (principal executive, accounting and financial officer)